Exhibit 10.03

OUTBACK STEAKHOUSE INTERNATIONAL
Amendment To Officer Employment Agreement

THIS AMENDMENT TO OFFICER EMPLOYMENT AGREEMENT (“Amendment”) is entered into by and among OUTBACK STEAKHOUSE INTERNATIONAL, L.P., a Georgia limited partnership (the “Company”), and GREG L. WALTHER (the “Employee”) executed this 26th day of July, 2006, to be effective for all purposes as of January 25, 2006.

WHEREAS, the Company employed Employee as Chief Financial Officer of the Company pursuant to that certain Officer Employment Agreement May 1, 2002 (the “Employment Agreement”); and

WHEREAS, the parties hereto desire to enter into this Amendment in order to change the Employment Agreement to reflect that the Company has promoted the Employee to Chief Administrative Officer of the Company.

NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

1.  Recitals. The parties acknowledge and agree that the above recitals are true and correct and incorporated herein by reference.

      2.  Change of Employee’s Title. The parties acknowledge and agree that all references in the Employment Agreement to the Employee being employed as Chief Financial Officer of the Company are hereby amended to state that the Employee is employed as Chief Administrative Officer of the Company effective January 25, 2006.

3.  Ratification. All other terms of the Employment Agreement as amended hereby are hereby ratified and confirmed by each party.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as set forth above.

“COMPANY”

Attest:	OUTBACK STEAKHOUSE
INTERNATIONAL, L.P., a Georgia, limited
partnership

By: OSI INTERNATIONAL, INC., a
Florida corporation

By: /s/ Joseph J. Kadow__________________	By: /s/ Michael W. Coble_________________
Joseph J. Kadow, Secretary	Michael W, Coble, President

WITNESSES:	“EMPLOYEE”

__________________________________	/s/ Greg L. Walther________________
GREG L. WALTHER
__________________________________

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